Exhibit 99.1

WCI COMMUNITIES, INC. ANNOUNCES PROPOSED SECONDARY OFFERING OF 3,250,000

SHARES OF COMMON STOCK

Bonita Springs, Fla, —(BUSINESS WIRE)— April 13, 2015 – WCI Communities, Inc. (NYSE: WCIC) (the “Company”) today announced that, subject to market conditions, entities affiliated with Monarch Alternative Capital LP (the “Monarch selling stockholders”) and Stonehill Institutional Partners, L.P. (the “Stonehill selling stockholder” and, collectively with the Monarch selling stockholders, the “selling stockholders”) intend to offer 3,250,000 shares of the Company’s common stock in a registered public offering. In connection with the offering, the selling stockholders will grant the underwriters a 30-day option to purchase up to an additional 487,500 shares of common stock. The shares will be sold on a pro rata basis as between the Monarch selling stockholders and the Stonehill selling stockholder in accordance with their current ownership percentages. The Company will not sell any shares in this offering or receive any portion of the proceeds from this offering.

Credit Suisse, Citigroup, J.P. Morgan and Raymond James will act as joint book-running managers for the offering, Zelman Partners LLC will act as lead manager and FBR and JMP Securities will act as co-managers for the offering.

The offering of these securities will be made pursuant to a registration statement on Form S-3 previously filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on December 1, 2014. A preliminary prospectus supplement relating to the offering has been filed with the SEC. Copies of the preliminary prospectus supplement related to the offering and accompanying prospectus may be obtained by contacting Credit Suisse Securities (USA) LLC, Attention: Prospectus Department, One Madison Avenue, New York, New York, 10010, or by telephone at (800) 221-1037 or by email at newyork.prospectus@credit-suisse.com; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York, 11717, or by telephone at (800) 831-9146; J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York, 11717, or by telephone at (866) 803-9204; or Raymond James & Associates, Inc., Attention: Prospectus Department, 880 Carillon Parkway, St. Petersburg, Florida, 33716, or by telephone at (800) 248-8863, or by email at prospectus@raymondjames.com.

This press release does not constitute an offer to sell or a solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About WCI Communities, Inc.

WCI Communities is a lifestyle community developer and luxury homebuilder of single- and multi-family homes in most of coastal Florida’s highest growth and largest markets. With a legacy that spans more than 60 years, WCI Communities has an established expertise in developing amenity-rich, lifestyle-oriented master-planned communities, catering to move-up, active adult and second-home buyers. Headquartered in Bonita Springs, Florida, WCI Communities is a fully integrated homebuilder and developer with complementary real estate brokerage and title services businesses.

Forward-Looking Statements

Certain statements contained in this press release that are not historical information contain forward-looking statements. The forward-looking statements involve risks and uncertainties and actual results may differ materially from those projected or implied. Further, certain forward-looking statements are based on assumptions of future events that may not prove to be accurate. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,” “expect,” “seek,” “predict,”

“contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,” or “assume” or, in each case, the negative of such terms and other variations or comparable terminology. The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, it is difficult to predict the impact of known factors and, of course, it is impossible to anticipate all factors that could affect actual results.

You should keep in mind that any forward-looking statement made by the Company herein, or elsewhere, speaks only as of the date on which it was made. New risks and uncertainties arise from time to time and current immaterial risks may become material in the future. It is impossible for the Company to predict these events or how they may affect the Company and its business. The Company has no obligation to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Investor Relations:

WCI Communities, Inc.

Scott Bowles, 239-498-8481

ir@wcicommunities.com